SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2014

EAT AT JOE’S, LTD.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation or organization)	Commission File Number 33-20111	75-2636283 (I.R.S. Employer Identification Number)

670 White Plains Road, Suite 120

Scarsdale, New York, 10583

(Address of Principal Executive Offices and Zip Code)

(914) 725-2700

(Issuer's telephone number)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 5 - Corporate Governance and Management

Item 5.03(a) Amendments to Articles of Incorporation or Bylaws.

On August 25, 2014, the Company’s Board of Directors met in a Special Meeting pursuant to Sections 3.10 and 3.16 of the Company’s By-Laws. The purpose of the meeting was to entertain a proposal to amend the Company’s By Laws pursuant to Section 9.7 that provides: “These By Laws may be altered, amended or repealed either by unanimous written consent of the Board of Directors, in the manner stated in Article 3.16 herein, or at any meeting of the Board of Directors at which a quorum is present, by the affirmative vote of a majority of the Directors present at such meeting, provided notice of the proposed alteration, amendment or repeal be contained in the notice of such hearing.”

The Board met and considered amending Section 2.11 of the Company’s By Laws.

Presently, Section 2.11 provides:

2.11 WAIVER BY UNANIMOUS WRITTEN CONSENT IN WRITING. Any action required by the General Corporation Law of Delaware Act to be taken at a meeting of the Shareholders, or any action that may be taken at a meeting of the shareholders, may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the Shareholders entitled to vote with respect to the subject matter thereof, and then delivered to the Secretary of the Corporation for inclusion in the Minute Book of the Corporation. Such consent shall have the same force and effect as any vote of the Shareholders, and may be stated as such in any articles or documents filed with the Secretary of State.

The Board considered and approved changes to Section 2.11 deleting that portion of Section 2.11 above requiring that all of the shareholders sign the written consent, and amending that portion to require that a majority of the shareholders eligible to vote be authorized to execute the written consent.

The revised Section 2.11 as adopted by the unanimous written consent of the Directors now reads:

2.11 SHAREHOLDER ACTION BY MAJORITY WRITTEN CONSENT IN WRITING IN LIEU OF MEETING. Any action required by the General Corporation Law of Delaware Act to be taken at a meeting of the Shareholders, or any action that may be taken at a meeting of the shareholders, may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by a majority of the Shareholders entitled to vote with respect to the subject matter thereof, and then delivered to the Secretary of the Corporation for inclusion in the Minute Book of the Corporation. Such consent shall have the same force and effect as any vote of the Shareholders, and may be stated as such in any articles or documents filed with the Secretary of State.

Section 9 - Financial Statements and Exhibits

9.01 Financial Statements and Exhibits.

Exhibit Index:

Exhibit Number	Description
EX - 3. (ii)	By Laws, As Amended, August 25, 2014

EX - 99.1	Unanimous Written Consent of Board of Directors

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAT AT JOE’S, LTD. (Registrant)

Date August 25, 2014

By: /s/ Joseph Fiore

Joseph Fiore

Chief Executive Officer, Chief Financial Officer, Chairman and Secretary

(Principal Executive Officer & Principal Accounting Officer)

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